UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017 (March 31, 2017)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	333-192093	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd.

Fremont, CA 94538

(Address of principal executive offices)

(877) 742-3094

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 3.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

On March 31, 2017, Aerkomm Inc. (the “Company”) completed its private placement offering (the “Offering”) of up to a maximum of 500,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share, at a price of $3.00 per share for an aggregate of $1,500,000 (the “Maximum Amount”). The Company sold the Maximum Amount in the Offering.

The subscription agreements between the Company and each of the investors in the Offering provide that the Company will file with the Securities and Exchange Commission not later than ninety (90) days after the date of the final closing of the Offering a registration statement on an appropriate form covering the resale of the Shares.

The sales of the Shares were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) thereof and Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.  The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate restrictive legends are being affixed to the certificates evidencing the Shares issued in the Offering.  All purchasers of the securities represented and warranted, among other things, that they were “accredited investors” within the meaning of Rule 501 of Regulation D, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Company, that they had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2017, the Board of Directors of the Company appointed Mr. Y. Tristan Kuo as the Company’s Chief Financial Officer, effective as of April 10, 2017.

On the same date, the Company entered into an employment agreement with Mr. Kuo (the “Employment Agreement”), pursuant to which the Company agreed to pay Mr. Kuo an annual salary of $100,000, plus a guaranteed bonus of $85,000 payable on the earlier of (i) the first anniversary of Mr. Kuo’s employment or (ii) upon closing of an equity or equity linked financing in which the Company or its subsidiaries raises at least $15 million. Mr. Kuo will also be entitled to an annual bonus as recommended by the Company’s Chief Executive Officer and approved by the Board of Directors. In addition, the Company agreed to grant Mr. Kuo an option to purchase 300,000 shares of the Company’s common stock, with one quarter of the shares underlying the option to be vested immediately and the remaining shares to be vested equally over three years on each anniversary of Mr. Kuo’s employment. Such option will be granted under an equity incentive plan once such plan is approved by the Company’s stockholders. In addition, during the first nine months of Mr. Kuo’s employment or until he relocates, if earlier, the Company also agreed to provide a furnished living accommodation, a car allowance of $400 per month, and a personal travel allowance of $600 per month for Mr. Kuo to visit his spouse or vice versa. The Company also agreed to pay up to $6,000 in relocation expenses, should Mr. Kuo decide to relocate. The Company will also be responsible for medical insurance under the Company’s medical plan or will reimburse the premium of a medical plan that is comparable to the medical plan offered to other employees. Mr. Kuo will also be eligible to participate in other standard benefits plans offered to similarly situated employees by the Company from time to time.

The Employment Agreement also contains covenants prohibiting Mr. Kuo from competing with the Company during his employment, or from soliciting any employees or consultants of the Company for a period of two years after his employment ends. The Employment Agreement also contains customary confidentiality provisions. The Employment Agreement may be terminated by either party for any reason upon 30 days’ notice. If Mr. Kuo’s employment is terminated by the Company without cause, then the portion of stock options to be vested for the year if completed shall be vested immediately.

Mr. Kuo, age 62, has more than 30 years of experience in accounting, financing and information systems for companies in the bio-pharmaceutical, manufacturing, commodity trading and banking industries and has served in the capacity of CFO, CIO and Controller. Mr. Kuo serves as the Vice President of Investor Relations of Nutrastar International Inc. (OTCPK: NUIN), a China based producer and supplier of commercially cultivated Cordyceps Militaris, since April 2016. Mr. Kuo has also served as the Chief Financial Officer of Success Holding Group International, Inc., a provider of personal improvement seminars, from August 2015 to April 2017. Prior to that, he served as CFO/CIO Partner of Tatum, a management and advisory services firm, from December 2014 to August 2015, as an independent board member and audit committee chairman of KBS Fashion Group Limited (NASDAQ: KBSF) from August 2014 to May 2015, and as the Chief Financial Officer of Crown Bioscience, Inc. from June 2012 to November 2013. Prior to that, Mr. Kuo served as Chief Financial Officer of China Biologic Products, Inc. (NASDAQ: CBPO), a Chinese biopharmaceutical company, from June 1, 2008 to May 31, 2012 and served as its Vice President – Finance between September 2007 and May 31, 2008. Prior to that, Mr. Kuo worked for the Noble Group in Hong Kong as the Senior Business Analysis Manager from February through August 2007 and as the Controller, Vice President – Finance and CFO of Cuisine Solution, Inc., a then publicly traded company in Alexandria, Virginia, from December 2002 to January 2007. Mr. Kuo also served as the Vice President of Information System for Zinc Corporation of America in Monaca, Pennsylvania from 2001 and 2002 and as Chief Information Officer and Controller of Wise Metals Group in Baltimore, Maryland, the largest independent aluminum sheet producer in the U.S., from 1991 to 2001. Mr. Kuo obtained his Master’s degree in Accounting from The Ohio State University and Bachelor’s degree in Economics from Soochow University in Taipei.

Mr. Kuo was elected until his successor is duly elected and qualified. There are no arrangements or understandings between Mr. Kuo and any other persons pursuant to which he was selected as an officer. There is no family relationship that exists between Mr. Kuo and any directors or executive officers of the Company. In addition, there has been no transaction, nor is there any currently proposed transaction between Mr. Kuo and the Company, that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement filed as Exhibit 10.2 to this Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.1	Form of Common Stock Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2017)

10.2	Employment Agreement, dated March 31, 2017, between Aerkomm Inc. and Y. Tristan Kuo

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERKOMM INC.

Date: April 5, 2017	By:	/s/ Peter Chiou
	Name:	Peter Chiou
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Common Stock Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2017)

10.2	Employment Agreement, dated March 31, 2017, between Aerkomm Inc. and Y. Tristan Kuo

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